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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 3, 2004

                              LAWSON SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

                        Commission File Number: 000-33335


           Delaware                                           41-1251159
(State or other jurisdiction of                            (I.R.S. Employer
 incorporation or organization)                          Identification Number)


380 St. Peter Street, St. Paul, Minnesota          55102-1302
(Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (651) 767-7000

   Former name or former address, if changed since last report: Not applicable

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Item 5.   Other Events and Regulation FD Disclosure

         On May 3, 2004, Lawson Software, Inc. issued a press release, the text of which is attached hereto as Exhibit 99.1, announcing a new partnership agreement with Siemens Medical Solutions and the purchase of certain assets.


Item 7. Exhibits

        (c) Exhibit No.        Description

            99.1               Press release dated May 3, 2004 issued by Lawson
                               Software, Inc.






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Lawson Software, Inc.

Date: May 3, 2004                            By: /s/ Robert G. Barbieri
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                                                Robert G. Barbieri
                                                Executive Vice President and
                                                Chief Financial
                                                Officer